                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

     Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              YADKIN VALLEY COMPANY
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee paid previously with preliminary materials.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:______________________

     (5)  Total fee paid: _________________________


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:__________________________________________

     (2) Form, Schedule or Registration Statement No.:____________________

     (3) Filing Party:____________________________________________________

     (4) Date Filed:______________________________________________________

                              YADKIN VALLEY COMPANY
                             343 East Six Forks Road
                              Post Office Box 18747
                          Raleigh, North Carolina 27619


                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


         The Annual Meeting of Shareholders of Yadkin Valley Company will be held at 10:00 a.m. on Monday, April 22, 2002, in the Third Floor Conference Room of our office located at 343 East Six Forks Road, Raleigh, North Carolina.

         The purposes of the meeting are:

         1. Election of Directors. To elect three directors for terms of one year or until their respective successors are duly elected and qualified;

         2. Ratification of Appointment of Independent Accountants. To consider a proposal to ratify the appointment of KPMG LLP as our independent public accountants for 2002; and

         3. Other Business. To transact any other business properly presented for action at the meeting.


         You are invited to attend the Annual Meeting in person. However, even if you plan to attend, we ask that you complete, sign and date the enclosed appointment of proxy and return it to us as soon as possible in the enclosed envelope. Doing that will help us ensure that your shares are represented and that a quorum is present at the Annual Meeting. Even if you sign an appointment of proxy, you may still revoke it later or attend the Annual Meeting and vote in person.

                                              By Order of the Board of Directors

                                              /s/ E. Thomas Lucas

                                              E. Thomas Lucas
                                              Vice President and Secretary

March 25, 2002

                              YADKIN VALLEY COMPANY
                             343 East Six Forks Road
                              Post Office Box 18747
                          Raleigh, North Carolina 27619

                              ____________________
                                 PROXY STATEMENT
                              ____________________

                         ANNUAL MEETING OF SHAREHOLDERS

General

         This Proxy Statement is being furnished to our shareholders in connection with our solicitation of appointments of proxy in the enclosed form for use at the Annual Meeting of our shareholders (the "Annual Meeting") and at any adjournments of the meeting. The Annual Meeting will be held in the Third Floor Conference Room of our office located at 343 East Six Forks Road, Raleigh, North Carolina, at 10:00 a.m. on Monday, April 22, 2002. This proxy statement is being mailed to our shareholders on or about March 25, 2002.

         In this Proxy Statement, the term "you" or similar terms refer to the shareholder receiving it. The terms "we," "us," "our" and similar terms refer to Yadkin Valley Company.

Appointment and Voting of Proxies

         A form of "appointment of proxy" is included with this Proxy Statement that names David S. Perry and Jeanette C. Howell (the "Proxies") to act as proxies and vote your shares at the Annual Meeting. We ask that you sign and date an appointment of proxy and return it to us in the enclosed envelope.

         If you correctly execute an appointment of proxy and return it to us before the Annual Meeting, then shares of our common stock that you hold of record will be voted by the Proxies according to your instructions in the appointment of proxy. If you sign and return an appointment of proxy but do not give any voting instructions, then your shares will be voted by the Proxies "FOR" the election of each of the three nominees for director named in Proposal 1 below and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by our Board of Directors. We are not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by our shareholders, the Proxies will be authorized to vote your shares according to their best judgment.

         We will pay all costs of soliciting appointments of proxy for the Annual Meeting, including costs of preparing and mailing this Proxy Statement. In addition to solicitation by mail, our directors, officers and employees may solicit appointments of proxy, personally or by telephone, without additional compensation.

Revocation of Appointment of Proxy

         If you execute an appointment of proxy, you can revoke it at any time before the voting takes place at the Annual Meeting by filing with our Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

Record Date

         Our Board of Directors has set the close of business on March 8, 2002, as the record date (the "Record Date") for determining which shareholders are entitled to receive notice of and to vote at the Annual Meeting. You must have been a record holder of our common stock on the Record Date in order to be eligible to vote at the Annual Meeting.

Voting Securities

         Our voting securities are the 182,321 shares of our common stock, par value $1.00 per share ("Common Stock"), which were outstanding on the Record Date. At the Annual Meeting, you may cast one vote for each share you held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders.

Voting Procedures; Votes Required for Approval

         In the election of directors, the three nominees receiving the highest numbers of votes will be elected. For Proposal 2 to be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of that proposal must exceed the number of votes cast against it. Abstentions and broker non-votes will have no effect in the voting for directors or on Proposal 2. You may not vote cumulatively in the election of directors.

Beneficial Ownership of Securities

         Principal Shareholders. The following table describes the beneficial ownership of our Common Stock as of the Record Date by persons known to us to own, beneficially or of record, 5% or more of our Common Stock.

   Name and address                   Amount and nature of          Percentage
   of beneficial owner               beneficial ownership (1)       of class (2)
----------------------               -----------------------        -----------
Peter M. Bristow
Columbia, South Carolina..........         15,529                     8.52%

Hope Holding Connell
Raleigh, North Carolina...........         14,319                     7.85%

Frank B. Holding, Jr.
Raleigh, North Carolina...........         19,657 (3)                10.78%

Lewis R. Holding
Lyford Cay, Bahamas...............         49,927 (3)                27.38%

________________

(1) Except as otherwise noted, and to the best of our knowledge the named individuals exercise sole voting and investment power with respect to all listed shares. Certain of the named individuals may be considered to exercise shared voting and investment power with respect to certain of the listed shares held jointly, by family members or other persons, by corporations that they may be deemed to control, or for the individuals, as follows: Ms. Connell - 101 shares; Mr. F. Holding, Jr. - 1,871 shares; and Mr. L. Holding - 2,764 shares. Certain of the named individuals disclaim beneficial ownership of the following numbers of listed shares that are held by or for family members or other persons: Mr. Bristow - 4,786 shares; Ms. Connell - 9,224 shares; Mr. F. Holding, Jr. - 4,098 shares; and Mr. L. Holding - 1,814 shares.
(2) "Percentage of class" reflects the listed shares as a percentage of the total number of outstanding shares of our Common Stock.
(3)  Includes 1,770 shares which are included in the shares listed for both Mr.
     F. Holding and Mr. L. Holding.

         Management. The following table describes the beneficial ownership of our Common Stock as of the Record Date by our current directors individually and by all directors and officers as a group.

      Name of                           Amount and nature of       Percentage
   beneficial owner                    beneficial ownership (1)     of class (2)
-------------------                    -----------------------     ------------
Hope Holding Connell................           14,319                  7.85%

E. Thomas Lucas.....................                4                     *

David S. Perry......................              382                  0.21%

All directors and executive
  officers as a group (3 persons)...           14,705                  8.07%

________________

(1) Except as otherwise noted, and to the best of our knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all listed shares. Individuals named and included in the group exercise shared voting and investment power with respect to certain of the listed shares as follows: Ms. Connell - 101 shares; and Mr. Perry - 382 shares. Ms. Connell disclaims beneficial ownership of 9,224 of the listed shares.
(2) "Percentage of class" reflects the listed shares as a percentage of the total number of outstanding shares of our Common Stock. An asterisk indicates less than .01%.

Section 16(a) Beneficial Ownership Reporting Compliance

         Our directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of our Common Stock. Based on our review of copies of those reports, our proxy statement each year is required to disclose failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during the previous year. We currently are not aware of any required reports which were not filed, or which were filed late, during 2001.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors will consist of three members who are elected each year at the Annual Meeting for terms of one year or until their respective successors have been duly elected and qualified. Our Board of Directors has nominated the three current directors named below for reelection by shareholders at the Annual Meeting.

                            Positions                First
   Name and age               with us (1)           elected         Principal occupation and business experience
------------------         --------------           -------         ---------------------------------------------
Hope Holding Connell(2)                                            Group Vice President, First_Citizens Bank & Trust
       (39)                   Director                 1998        Company, Raleigh, NC

E. Thomas Lucas            Vice President,                         Retired; until 1994, served as President and Chief
       (73)             Secretary and Director         1979        Executive Officer, The Heritage Bank, Lucama, NC

David S. Perry          President, Treasurer                       Our executive officer and director; President and
       (57)                 and Director              1988         director, American Guaranty Insurance Company, Raleigh,
                                                                   NC (property and casualty insurer); President and
                                                                   director, Triangle Life Insurance Company, Raleigh, NC
                                                                  (credit life and accident and health insurer)

______________

(1) Each director also serves as a director of our subsidiary, Yadkin Valley Life Insurance Company.
(2)  Ms. Connell also serves as a director of Southern BancShares (N.C.), Inc.

         Our Board of Directors recommends that you vote "FOR" each of the three nominees named above. The three nominees receiving the highest numbers of votes will be elected.

Director Compensation

         Our directors receive no fees or other compensation for their services as directors.

Meetings and Committees of our Board of Directors

         Our Board of Directors held one meeting in 2001. Because it only has three members, our Board of Directors does not have an audit, compensation or nominating committee.

Report of our Board of Directors on Audit Matters

         Our Board of Directors has (i) reviewed our audited consolidated financial statements for 2001 and discussed them with management, (ii) discussed with our independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (iii) received written disclosures and a letter from our independent accountants required by Independence Standards Board Standard No. 1, and (iv) discussed the independence of our accountants with the accountants. Based on the above review and discussions, our Board of Directors approved inclusion of the audited consolidated financial statements in our 2001 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission.

                             The Board of Directors:

          Hope Holding Connell      E. Thomas Lucas          David S. Perry

Executive Officers

         Our two executive officers are as follows:

         David S. Perry, age 57, has served as our President and Treasurer since 1988, and as President and Treasurer of our subsidiary, Yadkin Valley Life Insurance Company, since 1998. He also serves as President of American Guaranty Insurance Company, Raleigh, North Carolina, a property and casualty insurer, and as President of Triangle Life Insurance Company, Raleigh, North Carolina, a credit life and accident and health insurer. American Guaranty Insurance Company is a subsidiary corporation of First Citizens BancShares, Inc., and Triangle Life Insurance Company is a subsidiary corporation of First-Citizens Bank & Trust Company. (See "Certain Relationships and Transactions" below.)

         E. Thomas Lucas, age 73, has served as our Vice President and Secretary and in the same positions for our subsidiary, Yadkin Valley Life Insurance Company, since 1989. Until his retirement in 1994, Mr. Lucas served as President and Chief Executive Officer of The Heritage Bank, Lucama, North Carolina.

Executive Compensation

         We have no employees, and our executive officers receive no salaries or other compensation or benefits for their services as officers. (See "Certain Relationships and Transactions" below.)

Certain Relationships and Transactions

         We and our subsidiary, Yadkin Valley Life Insurance Company ("Yadkin Valley Life"), are parties to Administration Agreements (the "Agreements") with American Guaranty Insurance Company, Raleigh, North Carolina ("American Guaranty"), a subsidiary of First Citizens BancShares, Inc., Raleigh, North Carolina ("BancShares"). Under the Agreements, American Guaranty provides the managerial, administrative and operational services necessary in carrying on our insurance holding company business and the reinsurance business of Yadkin Valley Life, subject to the supervision and control of our Board of Directors. American Guaranty is compensated for its services and reimbursed for its expenses incurred which are reasonable and properly attributable to the management and conduct of Yadkin Valley Life's and our business affairs. The Agreements may be terminated by either party at any time upon written notice to the other. Aggregate fees paid by us and Yadkin Valley Life to American Guaranty pursuant to the Agreements during 2001 were $16,894. David S. Perry, who is our President, Treasurer and director, also serves as President and a director of American Guaranty, and Frank B. Holding, Jr., one of our principal shareholders, serves as Chairman of American Guaranty. It is expected that American Guaranty will continue to provide services to us and Yadkin Valley Life under the Agreements during 2002.

         Our reinsurance business consists solely of assuming risks, through Yadkin Valley Life, on credit life insurance policies issued by Triangle Life Insurance Company, Raleigh, North Carolina ("Triangle Life"), which is a subsidiary of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB"). David S. Perry, who is our President, Treasurer and director, also serves as President and a director of Triangle Life, and Frank B. Holding, Jr., one of our principal shareholders, serves as Chairman of Triangle Life.

         As noted above, American Guaranty is a subsidiary of BancShares and Triangle Life is a subsidiary of FCB. Frank B. Holding, Jr., Lewis R. Holding and Hope H. Connell, each is one of our principal shareholders, and each is a principal shareholder of FCB's parent holding company, BancShares. Also, Frank
B. Holding, Jr., and Lewis R. Holding serve as directors and executive officers of FCB and BancShares, and Hope H. Connell serves as a senior officer of FCB.

         The credit life insurance policies issued by Triangle Life and reinsured by Yadkin Valley Life are sold through Southern Bank and Trust Company, Mount Olive, North Carolina ("Southern"), The Fidelity Bank, Fuquay-Varina, North Carolina ("Fidelity"), and The Heritage Bank, Lucama, North Carolina ("Heritage"). Each of those banks has an arrangement with Triangle Life whereby it receives a commission on credit life insurance policies it sells to its loan customers. Hope H. Connell, one of our directors and principal shareholders, also serves as a director of Southern and its parent holding company and is a principal shareholder of Heritage's parent holding company. Frank B. Holding, Jr., one of our principal shareholders, also is a principal shareholder of Southern's parent holding company. Lewis R. Holding, one of our principal shareholders, also is a principal shareholder of Southern's and Fidelity's parent holding companies. The amounts of commissions received by Southern, Fidelity and Heritage, respectively, in connection with those policies during 2001 were $27,134, $39,879, and $13,959.

         A significant portion of our assets are represented by our investments in equity securities of BancShares, First Citizens Bancorporation of South Carolina, Columbia, South Carolina ("Bancorporation"), and Heritage's parent holding company Heritage BancShares, Inc. We are affiliated with BancShares and Heritage as a result of the common control relationships described above. Additionally, Lewis R. Holding, one of our principal shareholders, also is a principal shareholder of Bancorporation, and Peter M. Bristow, one of our principal shareholders, also is a principal shareholder and an executive officer of Bancorporation.

               PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

         Our current independent accounting firm, KPMG LLP, has been reappointed by our Board of Directors to serve as our independent accountants for 2002, and a proposal to ratify that appointment will be submitted for voting by shareholders at the Annual Meeting. Representatives of KPMG LLP are not expected to attend the Annual Meeting.

         Our Board of Directors recommends that you vote "FOR" Proposal 2. To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Services and Fees During 2001

         As our independent accountants for 2001, KPMG LLP provided various audit and non-audit services for which we and Yadkin Valley Life were billed for fees as further described below. Our Board of Directors has considered whether KPMG LLP's provision of non-audit services is compatible with maintaining its independence. The Board believes that those services do not affect KPMG LLP's independence.

         Audit Fees. KPMG LLP audited our consolidated financial statements that are included in our 2001 Annual Report on Form 10-KSB and, during 2001, it reviewed the financial statements included in our Quarterly Reports on Form 10-QSB. The aggregate amount of fees billed to us for those services was $17,950.

         Financial Information Systems Design and Implementation Fees. During 2001, KPMG LLP did not provide any services related to financial information systems design and implementation.

         All Other Fees. In addition to the services listed above, during 2001 KPMG LLP provided certain other services consisting entirely of tax services for which the aggregate amount of fees billed to us and Yadkin Valley Life was $3,750.

                        PROPOSALS FOR 2003 ANNUAL MEETING

         Any proposal of a shareholder which is intended to be presented at our 2003 Annual Meeting must be received by us in writing at our office in Raleigh, North Carolina, no later than November 25, 2002, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy that we will distribute in connection with that meeting. In order for a proposal to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of our Common Stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

         Written notice of a shareholder proposal intended to be presented at our 2003 Annual Meeting, but which is not intended to be included in our proxy statement and form of appointment of proxy, must be received by us at our office in Raleigh, North Carolina, no later than February 13, 2003, in order for that proposal to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                             ADDITIONAL INFORMATION

         We are subject to the reporting requirements of the Securities Exchange Act of 1934 and we file reports and other information, including proxy statements, annual reports and quarterly reports, with the Securities and Exchange Commission.

         A copy of our 2001 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission will be provided without charge upon the written request of any shareholder entitled to vote at the Annual Meeting. Requests for copies should be directed to David S. Perry, President, Yadkin Valley Company, Post Office Box 18747, Raleigh, North Carolina 27619, telephone
(919)716-2266.

                              YADKIN VALLEY COMPANY
                             343 East Six Forks Road
                              Post Office Box 18747
                          Raleigh, North Carolina 27619

            APPOINTMENT OF PROXY SOLICITED BY OUR BOARD OF DIRECTORS

     The undersigned hereby appoints David S. Perry and Jeanette C. Howell (the "Proxies"), and any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes each of them, jointly and severally, to represent and vote as directed below all shares of the common stock of Yadkin Valley Company (the "Company") held of record by the undersigned on March 8, 2002, at the Annual Meeting of Shareholders of the Company to be held at 343 East Six Forks Road (Third Floor Conference Room), Raleigh, North Carolina, at 10:00 a.m. on April 22, 2002, and at any adjournments of the meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as follows:

1. ELECTION OF DIRECTORS: Proposal to elect three directors of the Company for one-year terms or until their successors are duly elected and qualified.

        [_]  FOR all nominees listed below  [_]  WITHHOLD AUTHORITY to vote for
             (except as marked to the            ALL nominees listed below.
             contrary below).

     Nominees:    Hope Holding Connell, E. Thomas Lucas, and David S. Perry.

     Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below:

________________________________________________________________________________

2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as the Company's independent accountants for 2002.

          [_] FOR               [_] AGAINST             [_] ABSTAIN

3. OTHER BUSINESS: On any other matter properly presented for action by shareholders at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgement.

     I (We) direct that the shares represented by this appointment of proxy be voted as instructed above. In the absence of any instruction, the Proxies will vote the shares represented by this appointment of proxy "FOR" the election of each nominee named in Proposal 1 and "FOR" Proposal 2. If, at or before the time of the meeting, any nominee listed in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matter that may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgement. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with the Company's Secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing an intention to vote in person.


                                  Dated:________________________________, 2002

                                  ____________________________________________
                                  Signature

                                  ____________________________________________
                                  Joint Signature (if shares are held jointly)

Instruction: Please sign above exactly as your name appears on this appointment
                               -------
of proxy. Joint owners of shares should both sign. Fiduciaries or other persons
                                        ----
signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: To ensure that your shares are represented and that a quorum is present at the Annual Meeting, please send in your appointment of proxy whether or not you plan to attend.